THE PERKINS
                                    DISCOVERY
                                      FUND



                        A MUTUAL FUND SEEKING TO PROVIDE
                   CAPITAL APPRECIATION THROUGH THE DISCOVERY
                        OF EMERGING MICRO-CAP COMPANIES.



                               SEMI-ANNUAL REPORT
                               TO SHAREHOLDERS FOR
                                THE PERIOD ENDED
                               SEPTEMBER 30, 1998

                                  THE PERKINS
                                   DISCOVERY
                                      FUND

Dear Perkins Discovery Fund Shareholders:

This is our first semi-annual report for Discovery Fund shareholders. We are often asked why we would start a new mutual fund to invest exclusively in micro-cap companies, i.e., those with market capitalizations of less than $100 million. The reason is that these "smallest of the small" have been forgotten by the investment community. Yet, as we all know, great oaks start from tiny acorns. The name Discovery Fund was not chosen at random. We hope, and expect, to "discover" companies with great potential, which for the moment are lost in the forest of tiny unnoticed and unfollowed companies. The current market climate reminds us of the fall of 1990, when market sentiment was very negative for a variety of reasons, not the least of which was the invasion of Kuwait by Iraq. Today, just as then, there are many things that are negative in the world:
Terrorists who can and will strike anywhere, anytime; a new Russia in both financial and political turmoil; Asia (especially Japan) in an economic downspin; and last, but not least, President Clinton's problems and the resulting concern worldwide about his leadership. But there are times of uncertainty in any market cycle, times when stocks, both good and bad, go down together. The past 2 1/2 years have been difficult for small stocks, but opportunity is created as the result of corrections and market bottoms, which are the market's way of resolving speculative excesses and creating the foundation for the next advance. The market bottom in 1990 marked the end of a long period of underperformance by small company shares vs. the shares of larger-cap companies. Today this relative valuation is lower than it was at the bottom of the 1990 market.

The relative values are evident and many of the real values are also. One of our holdings, Check Technology Corp., is selling at 12 times estimated 1999 earnings and at about book value. The company is a leading manufacturer of equipment to produce checks and other bank forms digitally. Its market is huge - - the replacement of all of the existing offset check printing machines. Its market cap is only $18 million vs. its revenues of $22 million, which includes virtually nothing from its new Imaggia equipment. Moving to the bottom of the alphabet the fund owns shares in Zomax Optical Media, a company which produces compact discs for companies such as Dell Computer, Microsoft and others who wish to package a CD with their product. Zomax, is selling at 11 times earnings, only one times revenues, and at 75% of the cash it has. The Fund has other holdings, that we feel are attractive, which we believe will provide performance for the Fund when the market for out-of-favor micro-cap companies turns, which we believe is now happening. There has been a 4-year election cycle in the stock market since 1914; there has usually been a significant bottom in the mid-term year and our view is that 1998 will likely not be an exception. There is a stock market adage which says "don't fight the Fed". An old rule developed by Edson Gould called "two tumbles and a jump" was recently activated when the Federal Reserve cut both the discount rate and the Fed Funds rate close on the heels of the discount rate cut on September 29. When the discount rate, Fed Funds rate or margin requirements have been cut twice within a short period of time, it is widely regarded as a buy signal. The record of this rule is excellent. Within six months after the second cut the market has been up an average of 10% and one year later an average of up 23%. This is based on 16 buy signals between 1921 and 1995. Furthermore, the Dow Jones has on average risen 55% from the date of the "two tumbles and a jump" buy signal to the next bull market top. Therefore, it is likely that this recent Fed action has given new life to the market. We believe this pertains especially to small stocks which have been literally thrown out of the window by investors out of fear that they were going lower. We never cease to be amazed that people are willing to sell good companies simply because they are going lower, which has nothing whatsoever to do with the fundamentals of the investment. Market bottoms are not made of smiles and pleasant feelings; rather they come with a great deal of pain. John Templeton, probably the most famous of all money managers, has said that the time to buy stocks is at the time of greatest despair, because that is the time when the greatest values are available. We sincerely believe the fall of 1998 to be one of those times.

We wish to welcome you as a shareholder in the Discovery Fund. Although the Fund is still very small, we believe it will attract new shareholders as it achieves performance. As you know, we plan to close the Fund to new shareholders when it reaches a market value of $50 million. We are optimistic about micro-cap shares and our ability to find those which will give us the performance we seek.

The following table shows the Fund's returns by quarter and since inception compared to several popular indices:

--------------------------------------------------------------------------------
                         THE PERKINS       S&P          NASDAQ        RUSSELL
                          DISCOVERY        500         COMPOSITE       2000
CALENDAR PERIOD             FUND          INDEX          INDEX         INDEX
--------------------------------------------------------------------------------
Second Quarter 1998
(4/9/98 - 6/30/98)           8.60%         3.23%          4.85%         (3.77)%

Third Quarter 1998
(7/1/98 - 9/30/98)         (18.97)%       (9.92)%       (10.60)%       (20.51)%

Total Return Since
4-9-98 inception
as of 9/30/98              (12.00)%       (7.01)%        (6.26)%       (23.51)%
--------------------------------------------------------------------------------

In closing, we thank you for your continued support.


Sincerely,


/s/ Richard W. Perkins              /s/ Daniel S. Perkins

Richard W. Perkins, C.F.A.          Daniel S. Perkins, C.F.A.
President                           Vice President


The Fund's total return, after the maximum sales charge of 4.75%, from inception of April 9, 1998 through September 30, 1998 was (16.19)%.The Fund's returns and share value will fluctuate and shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future performance. Investing in micro-cap companies involves greater risks and volatility. The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                           THE PERKINS DISCOVERY FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Shares         COMMON STOCKS: 50.5%                                Market Value
--------------------------------------------------------------------------------

         BUSINESS SERVICES: 2.9%
 1,400   Zomax Optical Media, Inc.*.............................     $ 16,013
                                                                     --------

         CHEMICALS: 2.1%
10,000   Verdant Brands, Inc.*..................................       11,250
                                                                     --------

         COMPUTER - DATA SECURITY: 2.3%
 4,000   Datakey, Inc.*.........................................       12,500
                                                                     --------
         COMPUTER - INTEGRATED SYSTEMS: 6.4%
 5,000   Check Technology Corp.*................................       15,000
 5,000   VirtualFund.com, Inc.*.................................       19,687
                                                                     --------
                                                                       34,687
                                                                     --------
         COMPUTER - INTERNET: 3.8%
10,000   California Pro Sports, Inc.*...........................        9,062
 3,000   OnHealth Network Company*..............................       11,625
                                                                     --------
                                                                       20,687
                                                                     --------
         COMPUTER - SOFTWARE: 9.6%
 7,500   Cover-All Technologies, Inc.*..........................       12,188
 4,000   IntraNet Solutions, Inc.*..............................       15,500
 6,000   Spanlink Communications, Inc.*.........................       24,750
                                                                     --------
                                                                       52,438
                                                                     --------
         DISTRIBUTION / WHOLESALE: 4.5%
 5,000   Navarre Corp.*.........................................       16,563
 7,500   Tech Squared, Inc.*....................................        8,203
                                                                     --------
                                                                       24,766
                                                                     --------
         MEDICAL - DRUGS: 2.5%
 7,500   GalaGen, Inc.*.........................................       13,594
                                                                     --------
         MEDICAL INSTRUMENTS: 3.6%
 5,000   CardioThoracic Systems, Inc.*..........................       19,375
                                                                     --------

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

         MISCELLANEOUS MANUFACTURING: 2.9%
 1,200   Koala Corp.*...........................................      $ 15,900
                                                                      --------
         RETAIL - DRUG STORE: 2.5%
 1,700   HORIZON Pharmacies, Inc.*..............................        13,706
                                                                      --------
         RETAIL - RESTAURANTS: 7.4%
15,000   Chicago Pizza & Brewery, Inc.*.........................        20,625
 4,000   Pizza Inn, Inc.........................................        19,500
                                                                      --------
                                                                        40,125
                                                                      --------

         Total Common Stocks (cost $403,626)....................       275,041
                                                                      --------

Principal Amount     REPURCHASE AGREEMENT: 49.3%
--------------------------------------------------------------------------------
$268,000   Star Bank Repurchase Agreement, 4.90%, dated 9/30/1998,
           due 10/1/1998, collateralized by $275,000 GNMA, 7.375%,
           due 5/20/2024 (proceeds $268,036) (cost $268,000)........   268,000
                                                                      --------

           Total Investment in Securities (cost $671,626++): 99.8%..   543,041
           Other Assets less Liabilities: 0.2%......................       959
                                                                      --------
           TOTAL NET ASSETS: 100.0%.................................  $544,000
                                                                      ========
* Non-income producing security.

++ At September 30, 1998, the cost of securities for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation ........................... $   3,000
           Gross unrealized depreciation ...........................  (131,585)
                                                                     ---------
                   Net unrealized depreciation ..................... $(128,585)
                                                                     =========

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $403,626)...........     $ 275,041
   Repurchase agreement (cost $268,000)..........................       268,000
   Cash..........................................................           305
   Interest receivable...........................................            36
   Deferred organization costs...................................        13,563
   Prepaid expenses..............................................        13,049
                                                                      ---------
         Total assets ...........................................       569,994
                                                                      ---------
LIABILITIES
   Accrued audit fees............................................         6,829
   Accrued transfer agent fee....................................         9,691
   Other accrued expenses .......................................         9,474
                                                                      ---------
         Total liabilities ......................................        25,994
                                                                      ---------

NET ASSETS  .....................................................     $ 544,000
                                                                      =========
   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
         ($544,000/41,215 shares outstanding;
         unlimited number of shares authorized
         without par value)......................................     $   13.20
                                                                      =========
   COMPUTATION OF OFFERING PRICE PER SHARE
         (Net asset value $13.20/.9525) .........................     $   13.86
                                                                      =========
COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................     $ 646,598
   Accumulated net investment loss...............................          (823)
   Undistributed net realized gain on investments ...............        26,810
   Net unrealized depreciation on investments ...................      (128,585)
                                                                      ---------
         Net assets .............................................     $ 544,000
                                                                      =========

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 9, 1998* THROUGH SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
     Interest ....................................................   $    4,713
     Dividends....................................................          240
                                                                     ----------
         Total income ............................................        4,953
                                                                     ----------
   Expenses
     Administration fee...........................................       14,231
     Transfer agent fees .........................................        9,691
     Registration fees............................................        9,057
     Fund accounting fees.........................................        7,970
     Audit fee....................................................        6,829
     Custody fees.................................................        4,933
     Advisory fees................................................        2,294
     Reports to shareholders .....................................        2,032
     Legal fees...................................................        1,907
     Amortization of deferred organization costs..................        1,437
     Trustee fees ................................................        1,430
     Distribution fees............................................          577
     Shareholder service fee......................................          462
                                                                     ----------
       Total expenses ............................................       62,850
       Less: expenses waived and reimbursed.......................      (57,074)
                                                                     ----------
       Net expenses...............................................        5,776
                                                                     ----------
         NET INVESTMENT LOSS ....................................         (823)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions ..................       26,810
   Net change in unrealized depreciation on investments ..........     (128,585)
                                                                     ----------
       Net realized and unrealized loss on investments ...........     (101,775)
                                                                     ----------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....   $ (102,598)
                                                                     ==========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                April 9, 1998 *
                                                                   through
                                                              September 30, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss .......................................     $    (823)
   Net realized gain from security transactions ..............        26,810
   Net unrealized depreciation on investments ................      (128,585)
                                                                   ---------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...      (102,598)
                                                                   ---------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
    in outstanding shares (a)................................        646,598
                                                                   ---------
      TOTAL INCREASE IN NET ASSETS ...........................       544,000

NET ASSETS
   Beginning of period........................................         -0-
                                                                   ---------
END OF PERIOD  ...............................................     $ 544,000
                                                                   =========

(a) A summary of capital share transactions is as follows:

                                                             April 9, 1998 *
                                                                through
                                                           September 30, 1998
                                                          -------------------
                                                          Shares       Value
                                                          -------------------
Shares sold ........................................      46,391     $728,179
Shares redeemed ....................................      (5,176)     (81,581)
                                                          ------     --------
Net increase........................................      41,215     $646,598
                                                          ======     ========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)
--------------------------------------------------------------------------------
                                                                April 9, 1998 *
                                                                    through
                                                              September 30, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period..........................     $ 15.00
                                                                   -------
Income from investment operations:
   Net investment loss .......................................       (0.02)
   Net realized and unrealized loss on investments............       (1.78)
                                                                   -------
Total from investment operations..............................       (1.80)
                                                                   -------

Net asset value, end of period................................     $ 13.20
                                                                   =======

Total return .................................................      (12.00%)

Ratios/supplemental data:
  Net assets, end of period (millions)........................     $   0.5
Ratio of expenses to average net assets:
   Before expense reimbursement ..............................       26.97%+
   After expense reimbursement................................        2.50%+
Ratio of net investment loss to average net assets:
   Before expense reimbursement ..............................      (24.83%)+
   After expense reimbursement ...............................       (0.36%)+

Portfolio turnover rate ......................................       93.91%

* Commencement of operations.

+ Annualized.

See accompanying Notes to Financial Statements.

                           THE PERKINS DISCOVERY FUND


NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Perkins Discovery Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on April 9, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

      D. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund are being amortized to expense on a straight-line basis over a period of five years.

      E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                           THE PERKINS DISCOVERY FUND

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the period ended September 30, 1998, Perkins Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended September 30, 1998, the Fund incurred $2,294 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.50% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect. For the period ended September 30, 1998, the Advisor reimbursed the Fund in the total amount of $57,074.

      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

        Under $12 million      --   $30,000
        $12 to $50 million     --   0.25% of average daily net assets
        $50 to $100 million    --   0.20% of average daily net assets
        $100 to $200 million   --   0.15% of average daily net assets
        over $200 million      --   0.10% of average daily net assets


      For the period ended September 30, 1998, the Fund incurred $14,231 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.20% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of,

                           THE PERKINS DISCOVERY FUND

--------------------------------------------------------------------------------

expenses incurred for distribution-related activity. During the period ended September 30, 1998, the Fund paid the Distributor $577.

NOTE 5 - SHAREHOLDER SERVICING FEE

      The Fund has entered into a Shareholder Services Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended September 30, 1998, the Fund incurred $462 in Shareholder Servicing fees.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

      For the period ended September 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $635,518 and $259,276, respectively.

NOTE 7 - REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

      If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

              ADVISOR
  Perkins Capital Management, Inc.
        730 East Lake Street
       Wayzata, MN 55391-1769
           (800) 998-3190
           (612) 473-8367
                 +
            DISTRIBUTOR
   First Fund Distributors, Inc.
4455 East Camelback Road, Suite 261E
        Phoenix, AZ 85018
                 +
             CUSTODIAN
          Star Bank, N.A.
         425 Walnut Street
        Cincinnati, OH 45202
                 +
TRANSFER AGENT AND SHAREHOLDER SERVICES
             PFPC, Inc.
           P.O. Box 8813
     Wilmington, DE 19899-8813
           (800) 280-4779
                 +
              AUDITORS
        Tait, Weller & Baker
   8 Penn Center Plaza, Suite 800
       Philadelphia, PA 19101
                 +
           LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
 345 California Street, 29th Floor
      San Francisco, CA 94104

This    report    is    intended    for
shareholders of the Fund and may not be
used   as   sales   literature   unless
preceded  or  accompanied  by a current
prospectus.

Past performance  results shown in this
report   should  not  be  considered  a
representation  of future  performance.
Share price and returns will  fluctuate
so that shares,  when redeemed,  may be
worth more or less than their  original
cost.  Statements and other information
herein  are  dated and are  subject  to
change.